UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

February 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months and year ended December 31, 2005. The net asset values per share at that date were $15.28, $14.72, and $14.72 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $15.57. In addition, a distribution was declared for shareholders of record on December 22, 2005 and paid on December 23, 2005 to all four classes of sharesa. The distributions were as follows:

	Total Dividend	Ordinary Income	Short-term Capital Gain	Long-term Capital Gain
Class A	$2.522	$0.252	$0.078	$2.192
Class B	$2.494	$0.224	$0.078	$2.192
Class C	$2.494	$0.224	$0.078	$2.192
Class I	$2.538	$0.268	$0.078	$2.192

Investment Review

The total return, including income and change in net asset value, for Cohen & Steers Realty Income Fund and the comparative benchmarks were:

	Six Months Ended 12/31/05	Year-Ended 12/31/05
Cohen & Steers Realty Income Fund—Class A	1.73%	6.70%
Cohen & Steers Realty Income Fund—Class B	1.35%	5.95%
Cohen & Steers Realty Income Fund—Class C	1.35%	5.95%
Cohen & Steers Realty Income Fund—Class I	1.84%	6.98%
NAREIT Equity REIT Index[b]	5.44%	12.16%
S&P 500 Index[b]	5.77%	4.91%
Blend- 87.5% NAREIT Equity REIT Index, 12.5% Merrill Lynch REIT Preferred Index[b]	4.76%	11.05%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com. Performance does not include the effect of sales charges. If sales charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

One year ago, in our 2004 year-end letter to clients, we predicted that GDP growth in the 3.5% range and approximately two million new jobs would provide "a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country." Additionally, we expressed our belief that "REIT cash flows and dividends will continue their re-acceleration," resulting in "a salutary effect on stock prices." We are pleased to report that these predictions have been realized.

As the real estate recovery progressed in 2005, landlords re-acquired pricing power, private market valuations for real estate finally caught up with the public market, and the globalization of real estate securities investing and the proliferation of REIT-like structures around the globe continued. In 2005, an even stronger than expected U.S. economy drove demand for commercial and multi-family residential space, which was well in excess of the growth in available supply, resulting in higher occupancy levels and rising rents in most markets throughout the country. What is particularly noteworthy is that the improving real estate market conditions generally accelerated throughout the year. For example, reported rental income from apartment REITs and office rents nationally grew at a faster rate in the fourth quarter of 2005 than in the first three quarters.

The momentum and increasing visibility of the real estate recovery has had the effect of attracting an ever-growing backlog of private capital targeted at direct real estate investments. Not surprisingly, this capital flow had a direct impact on the REIT market in 2005 as seven public REITs were taken private in transactions totaling $19.5 billion in value (these transactions generated an average premium to the current share price of 11.9%), highlighting what we see as the underlying attractiveness of the real estate portfolios owned within the REIT sector. In our view, the premiums paid for these companies reflected not only the real estate owned by these companies, but also the proprietary future growth opportunities and management skill sets that some of these companies possessed.

Finally, no synopsis of the REIT market in 2005 would be complete without noting the explosion of cross-border capital flows within what is becoming a truly worldwide real estate securities market. U.S. companies are investing in global real estate and non-U.S. companies are investing in U.S. real estate. Likewise, many U.S. institutions that currently maintain a U.S. REIT allocation are examining the possibility of adding an international real estate securities allocation. We believe that this process will accelerate. Significant IPO and securitization activity took place as property investors availed themselves of the benefits of the public REIT format. In November, the largest-ever IPO of a REIT took place in Hong Kong when the Hong Kong government sold $3 billion in the stock of the Link REIT, a major owner of urban retail shopping centers. A potentially major catalyst for 2006 will be the likely creation of a REIT-like structure in both Germany and the U.K., two of the world's largest economies. Over time, we expect that this will drive an ever-increasing amount of the world's income producing property into publicly traded REIT-like vehicles, furthering the demand for REITs as a sought after asset class on the investment landscape both domestically and abroad.

The fund met its primary investment objective of high current income and delivered an attractive absolute and relative return compared with the broader equity indexes. However, the fund underperformed the NAREIT Equity REIT Index due to its allocation to REIT preferred securities and our strategy of investing in REIT common stocks with above-average yields—both designed to help the fund meet its income objective.

COHEN & STEERS REALTY INCOME FUND, INC.

While the fund's current income was enhanced by our allocation to REIT preferred stocks, they detracted from the fund's total return for the year. We continue to believe, however, that having an allocation to REIT preferred stocks helps achieve three important objectives that we believe should serve investors well over the long-term: 1) they provide high current income that enables us to meet the fund's income objective; 2) they should help reduce the volatility of the overall fund; and 3) they have the potential to provide attractive returns in what we believe will be a low return environment.

In order to better understand the fund's underperformance relative to the NAREIT Equity REIT Index, we compared the total return for individual REIT stocks relative to their dividend yields as illustrated in the chart below. We found a distinct negative correlation between total return and dividend yield. That is, REITs in the quintile with the highest yields had the lowest total return, while those in the quintile with the lowest yields had the highest returns.

REIT Total Returns by Dividend Yield Quintile-2005

It has been our experience that over longer periods of time REIT portfolios with an orientation toward high current income generally have delivered competitive total returns, but have generally done so with less volatility.

Looking at property sector performance in 2005, self storage companies led the way with a total return of 26.6%. Self storage emerged as a mainstream commercial property type in 2005. Fundamentals improved as economic activity drove significantly higher demand for storage units, pressuring rental rates higher across the board. Shurgard was one of the best performers in the fund this year, returning 35.0%, benefiting from all of these trends as well as a buyout offer from industry leader Public Storage.

COHEN & STEERS REALTY INCOME FUND, INC.

Regional malls, last year's leading performance sector, came in a distant second this year with a 16.5% total return. Retail conditions remained strong throughout the year although investors have become increasingly worried that consumers burdened with higher interest and fuel costs, and without the benefit of continuously skyrocketing home prices, will curtail their spending. Our underweight and stock selection in this sector were two of the greatest detractors from the fund's performance as the prohibitively low dividend yields resulted in the fund being underweight the group. Simon Property Group was our best performing retail holding, returning 23.3%. By contrast, The Mills Corporation, our worst performer this year, declined 31.3% as a result of company-specific problems relating to an overly aggressive development pipeline.

The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated total returns of 15.9% and 14.7%, respectively, rounding out the top performing REIT sectors. Our stock selection in the apartment sector was a top contributor to our relative performance this year as three of the fund's holdings, AMLI Residential (24.8% total return), Gables Residential (24.9%) and Town & Country Trust (30.0%) reached agreements to be acquired at premiums to the market price.

The coastal theme was very powerful in the office markets as well in 2005. Companies concentrated in these areas dramatically outperformed the average office company's total return of 13.0%. The fund's performance benefited from our significant weights in Kilroy Realty Corp. (50.8% total return), Arden Realty Group (25.3%, additionally benefiting from an announced takeover) and Maguire Properties (19.2%)—each benefiting from a very strong recovery in the west coast office market where their portfolios are concentrated. However, the fund was adversely impacted by its underweight in office companies concentrated on the east coast, which performed equally as well as the west coast office companies, but lacked the high current income requirement of the fund.

Shopping centers turned a major corner in 2005 as the deterioration in the grocery business worsened. A leading sector for the last several years, shopping centers underperformed in 2005, returning 9.5%. Having anticipated these difficulties, we maintained an underweight position in this sector throughout the year.

Although REIT share prices generally have demonstrated a low correlation to changes in interest rates over time, there are some property types with flatter, more bond-like income streams that may respond negatively to a rising interest rate environment—for example, health care and net-leased free standing retail properties. Both of these sectors performed poorly this year, returning 1.6% and –1.0%, respectively. The fund's overweight position in health care was a detractor from the fund's relative performance, but this was partially offset by our stock selection.

Manufactured housing was the worst performing REIT sector in 2005, returning –2.8%. Stock selection was a detractor from our relative performance; specifically, Affordable Residential Communities, which declined 30.9%, and Sun Communities (–16.3%). We liquidated our position in Affordable Residential during the year.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Outlook

Our view of the REIT sector for 2006 is generally similar to our outlook for 2005. We are anticipating steady forward progression in fundamentals for most major property types, driven by continued solid economic growth and restrained new construction. Occupancies and rents should continue to rise as the economic growth creates jobs and increased disposable income, which should drive continued cash flow and dividend growth for REITs. We believe that real estate cycles play out over several years. Historically, once the dynamic in the market for commercial space shifts from a lessees' market to a lessors' market, it has taken a while to reverse. On the other hand, a severe economic slowdown that interrupts demand, or a building boom that creates too much supply could disrupt the positive environment we predict, although in our view, neither of these is likely to occur over the next 18 months.

What we do expect for 2006 is slightly less economic growth than 2005. Due to the lagged impact of higher interest rates, a stronger dollar, higher energy prices and a presumed slowdown in owned-home price increases, which have enhanced consumer spending recently, we are projecting GDP growth in the 2.5% to 3.0% range for 2006.

In our view, another important theme for 2006 will be the rotation in economic strength from the consumer sector to the corporate sector. We believe the consumer slowdown should be replaced by an accelerating corporate sector that has begun ramping up its capital expenditures and hiring activity in the thirst for additional profit opportunities, which are once again available. In our view, this should result in a shift in relative strength among the major REIT property types.

Retail property types (as well as owner-occupied homes, which are not a part of our investment universe) have led the way over the last several years, driven by the strength of consumer spending and investing. While we do not subscribe to the view that the consumer is "tapped out" or is going to "roll over," the rate of growth in consumer spending should moderate.

We believe that accelerated corporate activity should drive revenue growth for offices, industrial warehouses and hotels (where the business traveler is the provider of the marginal dollar of revenue), enabling these property types to challenge the recent years' leadership of retail REIT returns in 2006. Office property is the largest and most important commercial property type in the United States and has the largest representation in the REIT stock indexes. Offices are where our largely service-based economy transacts business. It is therefore instructive to examine how this bellwether property type should typify the continuing real estate recovery. As illustrated in the chart on the next page, vacancy rates in the United States are projected to continue to decline over the next two years, while effective rents are projected to continue to rise.

COHEN & STEERS REALTY INCOME FUND, INC.

U.S. Metro Office Trends

It is important to note that both the downward trend in office vacancies and the upward trend in effective rental rates (the actual economic rent paid, net of concessions) across the United States are well established. Equally importantly, however, the U.S. office market is a long way from the sub-9% vacancy rate and nearly $25 average rents (per square foot) established at the peak of the last cycle in 2000. Rents would have to increase nearly 25% (in nominal dollar terms—that is, ignoring inflation, which has been substantial for all property values as replacement costs for offices and other assets have increased dramatically) from current levels and vacancies would have to decline another six percentage points to achieve the prior peak. We believe this process will take several years, potentially allowing the office sector a longer run in the current cycle.

We believe that rental apartment properties should also benefit from this rotation from the consumer sector to the corporate sector. Higher home prices and interest costs mean that owned housing today is less affordable than at any time in the last 20 years. We believe the percentage of households that rent their homes should continue to rise, driving higher occupancy levels and higher rents for apartments. In addition, continued hiring by corporate America, in our view, will also continue to drive household formation, the other primary driver of apartment demand.

REITs, on average, are trading at very slight premiums to the value of their underlying real estate assets—a historically average level. REIT dividend yields are lower than in years past, partially as a result of lower payout ratios engineered to retain capital for reinvestment. However, REIT dividend growth has accelerated and, in our view, this should continue. Countering the fact that REIT cash flow multiples are above their historical average levels: our belief in above-average anticipated cash flow growth, given the accelerating rental revenue growth that we expect.

COHEN & STEERS REALTY INCOME FUND, INC.

In summary, our forecast for solid, yet slower, economic growth, improving real estate fundamentals and fair valuation levels present what we see as a favorable backdrop for REIT total return prospects for 2006. We also believe that REITs should continue to deliver their well-established diversification benefits to investors.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JAMES S. CORL	JOSEPH M. HARVEY

Portfolio Manager	Portfolio Manager

  WILLIAM F. SCAPELL

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review

Cohen & Steers Realty Income Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class I

Growth of a $100,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review—(Continued)

Average Annual Returns (For periods ending December 31, 2005)

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	1.90%[b]	0.95%[c]	4.94%[e]	—
1 Year (without sales charge)	6.70%	5.95%	5.95%	6.98%
5 Years (with sales charge)	16.21%[b]	16.15%[d]	16.47%	—
5 Years (without sales charge)	17.29%	16.38%	16.47%	17.68%
Since Inception[f] (with sales charge)	11.64%[b]	10.77%	10.83%	—
Since Inception[f] (without sales charge)	12.26%	10.77%	10.83%	12.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/05 – 12/31/05.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 01, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 01, 2005– December 31, 2005
Class A
Actual (1.73% return)	$1,000.00	$1,017.30	$6.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.46
Class B
Actual (1.35% return)	$1,000.00	$1,013.50	$9.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.53	$9.75
Class C
Actual (1.35% return)	$1,000.00	$1,013.50	$9.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.53	$9.75
Class I
Actual (1.84% return)	$1,000.00	$1,018.40	$4.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.57	$4.69

*  Expenses are equal to the fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.27%, 1.92%,1.92% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

DECEMBER 31, 2005

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
1. Arden Realty	$72,239,062	4.8%
2. Home Properties	57,351,417	3.8
3. Equity Office Properties Trust	52,407,207	3.5
4. Reckson Associates Realty Corp.	50,573,488	3.4
5. Brandywine Realty Trust	47,109,289	3.2
6. Apartment Investment & Management Co.	46,966,374	3.2
7. Health Care Property Investors	42,769,548	2.9
8. Mack-Cali Realty Corp.	41,649,120	2.8
9. CarrAmerica Realty Corp.	40,790,677	2.7
10. Colonial Properties Trust	38,038,078	2.6

a  Top ten holdings determined on the basis of the individual securities held.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	87.8%
DIVERSIFIED	7.7%
Colonial Properties Trust		906,100	$38,038,078
Digital Realty Trust		602,400	13,632,312
Entertainment Properties Trust		186,700	7,608,025
iStar Financial		372,700	13,286,755
Lexington Corporate Properties Trust		392,500	8,360,250
Spirit Finance Corp.		885,100	10,045,885
Vornado Realty Trust		282,000	23,538,540
			114,509,845
HEALTH CARE	8.9%
Health Care Property Investors		1,673,300	42,769,548
Health Care REIT		499,600	16,936,440
Healthcare Realty Trust		149,600	4,977,192
Medical Properties Trust		1,066,000	10,425,480
Nationwide Health Properties		1,043,400	22,328,760
Ventas		1,099,700	35,212,394
			132,649,814
HOTEL	3.7%
DiamondRock Hospitality Co.		763,100	9,126,676
Equity Inns		1,054,900	14,293,895
Hospitality Properties Trust		480,600	19,272,060
Strategic Hotel Capital		582,000	11,977,560
			54,670,191
MORTGAGE	1.7%
Newcastle Investment Corp.		1,036,273	25,751,384

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
OFFICE	28.7%
American Financial Realty Trust		1,014,800	$12,177,600
Arden Realty		1,611,400	72,239,062
Boston Properties		218,000	16,160,340
Brandywine Realty Trust		1,687,900	47,109,289
CarrAmerica Realty Corp.		1,177,900	40,790,677
Equity Office Properties Trust		1,727,900	52,407,207
Glenborough Realty Trust		24,700	447,070
Highwoods Properties		596,900	16,981,805
HRPT Properties Trust		1,069,300	11,067,255
Kilroy Realty Corp.		439,000	27,174,100
Mack-Cali Realty Corp.		964,100	41,649,120
Maguire Properties		685,300	21,175,770
Prentiss Properties Trust		431,400	17,549,352
Reckson Associates Realty Corp.		1,405,600	50,573,488
			427,502,135
OFFICE/INDUSTRIAL	3.6%
Duke Realty Corp.		547,959	18,301,831
Liberty Property Trust		705,000	30,209,250
Mission West Properties		462,000	4,499,880
			53,010,961

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
RESIDENTIAL	17.4%
APARTMENT	16.5%
American Campus Communities		619,500	$15,363,600
Apartment Investment & Management Co.		1,240,200	46,966,374
Archstone-Smith Trust		209,300	8,767,577
AvalonBay Communities		102,300	9,130,275
Education Realty Trust		496,600	6,401,174
Equity Residential		859,000	33,604,080
GMH Communities Trust		948,200	14,706,582
Home Properties		1,405,672	57,351,417
Mid-America Apartment Communities		224,108	10,869,238
Post Properties		466,800	18,648,660
Town and Country Trust		563,100	19,038,411
United Dominion Realty Trust		224,200	5,255,248
			246,102,636
MANUFACTURED HOME	0.9%
Sun Communities		439,700	13,806,580
TOTAL RESIDENTIAL			259,909,216
SELF STORAGE	3.3%
Extra Space Storage		1,349,300	20,779,220
Sovran Self Storage		204,500	9,605,365
U-Store-It Trust		878,020	18,482,321
			48,866,906
SHOPPING CENTER	12.8%
COMMUNITY CENTER	6.4%
Cedar Shopping Centers		818,600	11,517,702
Developers Diversified Realty Corp.		548,000	25,766,960
Heritage Property Investment Trust		803,100	26,823,540
Inland Real Estate Corp.		1,307,900	19,343,841
Ramco-Gershenson Properties Trust		425,700	11,344,905
			94,796,948

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
REGIONAL MALL	6.4%
Glimcher Realty Trust		861,000	$20,939,520
Macerich Co.		228,800	15,361,632
Mills Corp.		532,800	22,345,632
Pennsylvania REIT		462,700	17,286,472
Simon Property Group		262,600	20,123,038
			96,056,294
TOTAL SHOPPING CENTER			190,853,242
TOTAL COMMON STOCK (Identified cost—$968,878,978)			1,307,723,694
PREFERRED STOCK	9.6%
DIVERSIFIED	1.5%
Colonial Properties Trust, 8.125%, Series D		120,400	3,095,484
Colonial Properties Trust, 7.62%, Series E		50,500	1,233,715
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		256,900	5,495,091
Digital Realty Trust, 8.50%, Series A		84,700	2,142,910
Digital Realty Trust, 7.875%, Series B		90,000	2,178,900
Entertainment Properties Trust, 7.75%, Series B		126,000	3,074,400
iStar Financial, 7.80%, Series F		59,400	1,487,970
iStar Financial, 7.65%, Series G		160,300	3,956,204
			22,664,674
HEALTH CARE	1.4%
Health Care REIT, 7.625%, Series F		260,800	6,480,880
LTC Properties, 8.00%, Series F		200,000	5,030,000
Nationwide Health Properties, 7.677%, Series A		49,800	5,057,190
Omega Healthcare Investors, 8.375%, Series D		190,000	4,791,800
			21,359,870

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
HOTEL	0.9%
FelCor Lodging Trust, $1.95, Series A (Convertible)		48,900	$1,158,930
Highland Hospitality Corp., 7.875%, Series A		100,000	2,291,000
Host Marriott Corp., 8.875%, Series E		29,800	797,150
Innkeepers USA Trust, 8.00%, Series C		127,400	3,112,382
Strategic Hotel Capital, 8.50%, Series A, 144[a]		129,700	3,274,925
Sunstone Hotel Investors, 8.00%, Series A		100,000	2,520,000
			13,154,387
MORTGAGE	0.1%
Newcastle Investment Corp., 9.75%, Series B		51,600	1,352,952
OFFICE	2.2%
Alexandria Real Estate Equities, 9.10%, Series B		23,700	601,743
Brandywine Realty Trust, 7.375%, Series D		29,803	747,757
Corporate Office Properties Trust, 7.50%, Series H		29,800	756,026
Cousins Properties, 7.75%, Series A		59,351	1,528,288
Cousins Properties, 7.50%, Series B		159,800	4,058,920
Highwoods Properties, 8.625%, Series A		7,400	7,825,500
Highwoods Properties, 8.00%, Series B		18,917	474,817
HRPT Properties Trust, 8.75%, Series B		133,100	3,447,290
Kilroy Realty Corp., 7.80%, Series E		19,314	497,529
Kilroy Realty Corp., 7.50%, Series F		212,240	5,295,388
Maguire Properties, 7.625%, Series A		106,300	2,604,350
SL Green Realty Corp., 7.625%, Series C		184,300	4,642,517
			32,480,125
OFFICE/INDUSTRIAL	0.2%
PS Business Parks, 8.75%, Series F		51,000	1,296,930
PS Business Parks, 7.00%, Series H		17,500	423,500
PS Business Parks, 7.60%, Series L		28,000	709,800
			2,430,230

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
RESIDENTIAL	0.8%
APARTMENT	0.6%
Apartment Investment & Management Co., 9.375%, Series G		92,000	$2,396,600
Apartment Investment & Management Co., 10.00%, Series R		116,100	2,962,872
Mid-America Apartment Communities, 8.30%, Series H		161,800	4,152,597
			9,512,069
MANUFACTURED HOME	0.2%
Affordable Residential Communities, 8.25%, Series A		129,000	2,502,600
TOTAL RESIDENTIAL			12,014,669
SHOPPING CENTER	2.3%
COMMUNITY CENTER	0.4%
Cedar Shopping Centers, 8.875%, Series A		117,000	3,083,535
Developers Diversified Realty Corp., 8.60%, Series F		33,900	870,552
Ramco-Gershenson Property Trust, 9.50%, Series B		25,000	660,000
Urstadt Biddle Properties, 8.50%, Series C		10,000	1,090,000
Urstadt Biddle Properties, 7.50%, Series D		14,100	352,852
			6,056,939
REGIONAL MALL	1.9%
CBL & Associates Properties, 8.75%, Series B		48,800	2,493,680
CBL & Associates Properties, 7.75%, Series C		59,200	1,497,760
CBL & Associates Properties, 7.375%, Series D		149,000	3,727,980
Glimcher Realty Trust, 8.75%, Series F		63,100	1,616,938
Glimcher Realty Trust, 8.125%, Series G		140,000	3,506,300
Mills Corp., 9.00%, Series B		137,000	3,497,610
Mills Corp., 9.00%, Series C		28,800	743,904
Mills Corp., 8.75%, Series E		68,700	1,758,720
Mills Corp., 7.875%, Series G		150,000	3,750,000
Pennsylvania REIT, 11.00%, Series A		9,800	547,820
Taubman Centers, 8.30%, Series A		43,109	1,093,244
Taubman Centers, 8.00%, Series G		157,000	3,946,980
Taubman Centers, 7.625%, Series H		25,000	631,250
			28,812,186
TOTAL SHOPPING CENTER			34,869,125

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
SPECIALTY	0.2%
Capital Automotive REIT, 7.50%, Series A		130,488	$3,255,676
TOTAL PREFERRED STOCK (Identified cost—$138,357,883)			143,581,708
		Principal Amount
COMMERCIAL PAPER	4.5%
Citigroup Funding, 3.23%, due 1/3/06 (Identified cost—$66,411,081)		$66,423,000	66,411,081
TOTAL INVESTMENTS (Identified cost—$1,173,647,942)	101.9%		1,517,716,483
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.9)%		(27,811,176)
NET ASSETS	100.0%		$1,489,905,307

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  Resale is restricted to qualified institutional investors; equals 0.2% of net assets.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost-$1,173,647,942)	$1,517,716,483
Dividends and interest receivable	9,853,927
Receivable for fund shares sold	1,979,860
Receivable for investment securities sold	58,798
Other assets	64,026
Total Assets	1,529,673,094
LIABILITIES:
Payable for investment securities purchased	33,698,186
Payable for fund shares redeemed	3,704,340
Payable to investment advisor	983,002
Payable for distribution fees	670,334
Payable for shareholder servicing fees	359,755
Payable to administrator	56,256
Other liabilities	295,914
Total Liabilities	39,767,787
NET ASSETS	$1,489,905,307
NET ASSETS consist of:
Paid-in capital	$1,147,098,850
Accumulated net realized loss on investments	(1,262,083)
Net unrealized appreciation on investments	344,068,540
$1,489,905,307

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2005

CLASS A SHARES:
NET ASSETS	$491,665,746
Shares issued and outstanding ($0.001 par value common stock outstanding)	32,184,124
Net asset value and redemption price per share	$15.28
Maximum offering price per share ($15.28 ÷ 0.955)[a]	$16.00
CLASS B SHARES:
NET ASSETS	$220,145,294
Shares issued and outstanding ($0.001 par value common stock outstanding)	14,952,341
Net asset value and offering price per share[b]	$14.72
CLASS C SHARES:
NET ASSETS	$601,023,709
Shares issued and outstanding ($0.001 par value common stock outstanding)	40,824,637
Net asset value and offering price per share[b]	$14.72
CLASS I SHARES:
NET ASSETS	$177,070,558
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,376,186
Net asset value, offering and redemption price per share	$15.57

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

Investment Income:
Dividend income	$53,172,918
Interest income	328,191
Total Income	53,501,109
Expenses:
Investment advisory fees	12,268,178
Distribution fees—Class A	1,432,441
Distribution fees—Class B	1,885,132
Distribution fees—Class C	4,912,693
Shareholder servicing fees—Class A	572,977
Shareholder servicing fees—Class B	628,377
Shareholder servicing fees—Class C	1,637,564
Transfer agent fees	1,036,742
Administration fees	624,732
Shareholder reporting expenses	466,200
Professional fees	165,983
Registration and filing fees	132,341
Custodian fees and expenses	128,100
Line of credit fees	77,727
Directors' fees and expenses	47,051
Miscellaneous	108,129
Total Expenses	26,124,367
Net Investment Income	27,376,742
Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain on investments	230,143,620
Net change in unrealized appreciation on investments	(156,222,758)
Net realized and unrealized gain on investments	73,920,862
Net Increase in Net Assets Resulting from Operations	$101,297,604

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

See accompanying notes to financial statements.

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Change in Net Assets:
From Operations:
Net investment income	$27,376,742	$34,152,126
Net realized gain on investments	230,143,620	45,556,662
Net change in unrealized appreciation on investments	(156,222,758)	270,205,000
Net increase in net assets resulting from operations	101,297,604	349,913,788
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(11,207,365)	(12,276,597)
Class B	(3,578,146)	(5,584,797)
Class C	(8,998,016)	(12,998,328)
Class I	(3,597,258)	(3,329,080)
Net realized gain on investments:
Class A	(74,347,873)	(15,576,878)
Class B	(35,104,867)	(7,424,788)
Class C	(94,119,124)	(18,434,739)
Class I	(26,239,186)	(3,947,400)
Tax return of capital:
Class A	(5,268,632)	(5,881,073)
Class B	(2,488,168)	(2,675,384)
Class C	(6,670,600)	(6,226,818)
Class I	(1,859,270)	(1,594,788)
Total dividends and distributions to shareholders	(273,478,505)	(95,950,670)
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	(142,946,401)	252,358,102
Total increase (decrease) in net assets	(315,127,302)	506,321,220
Net Assets:
Beginning of year	1,805,032,609	1,298,711,389
End of year[a]	$1,489,905,307	$1,805,032,609

a  Includes dividends in excess of net investment income of $0 and $2,850, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2005	2004	2003	2002	2001
Net asset value, beginning of year	$17.22	$14.57	$11.43	$11.69	$10.72
Income from investment operations:
Net investment income	0.33 [a]	0.43 [a]	0.46 [a]	0.41	0.51
Net realized and unrealized gain on investments	0.82	3.22	3.49	0.16	1.20
Total from investment operations	1.15	3.65	3.95	0.57	1.71
Less dividends and distributions to shareholders from:
Net investment income	(0.32)	(0.37)	(0.44)	(0.72)	(0.53)
Net realized gain on investments	(2.59)	(0.47)	(0.28)	(0.10)	—
Tax return of capital	(0.18)	(0.17)	(0.09)	(0.01)	(0.21)
Total dividends and distributions to shareholders	(3.09)	(1.01)	(0.81)	(0.83)	(0.74)
Redemption fees retained by the fund	0.00 [b]	0.01	0.00 [b]	—	—
Net increase (decrease) in net asset value	(1.94)	2.65	3.14	(0.26)	0.97
Net asset value, end of year	$15.28	$17.22	$14.57	$11.43	$11.69
Total investment return[c]	6.70%	25.78%	35.65%	4.73%	16.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$491.7	$640.2	$397.1	$164.6	$93.3
Ratio of expenses to average daily net assets	1.26%	1.28%	1.29%	1.32%	1.41%
Ratio of net investment income to average daily net assets	1.93%	2.74%	3.54%	3.61%	4.92%
Portfolio turnover rate	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the year.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2005	2004	2003	2002	2001
Net asset value, beginning of year	$16.71	$14.18	$11.17	$11.45	$10.59
Income from investment operations:
Net investment income	0.22 [a]	0.28 [a]	0.36 [a]	0.33	0.44
Net realized and unrealized gain on investments	0.78	3.16	3.41	0.15	1.16
Total from investment operations	1.00	3.44	3.77	0.48	1.60
Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.32)	(0.39)	(0.65)	(0.47)
Net realized gain on investments	(2.59)	(0.43)	(0.28)	(0.10)	—
Tax return of capital	(0.18)	(0.16)	(0.09)	(0.01)	(0.27)
Total dividends and distributions to shareholders	(2.99)	(0.91)	(0.76)	(0.76)	(0.74)
Redemption fees retained by the fund	0.00 [b]	—	—	—	—
Net increase (decrease) in net asset value	(1.99)	2.53	3.01	(0.28)	0.86
Net asset value, end of year	$14.72	$16.71	$14.18	$11.17	$11.45
Total investment return[c]	5.95%	24.92%	34.84%	4.01%	15.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$220.1	$284.9	$251.3	$133.0	$85.2
Ratio of expenses to average daily net assets	1.91%	1.92%	1.94%	1.97%	2.04%
Ratio of net investment income to average daily net assets	1.31%	1.89%	2.86%	2.92%	4.29%
Portfolio turnover rate	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the year.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2005	2004	2003	2002	2001
Net asset value, beginning of year	$16.71	$14.18	$11.17	$11.45	$10.60
Income from investment operations:
Net investment income	0.22 [a]	0.29 [a]	0.36 [a]	0.33	0.44
Net realized and unrealized gain on investments	0.78	3.15	3.41	0.15	1.15
Total from investment operations	1.00	3.44	3.77	0.48	1.59
Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.31)	(0.39)	(0.65)	(0.47)
Net realized gain on investments	(2.59)	(0.45)	(0.28)	(0.10)	—
Tax return of capital	(0.18)	(0.15)	(0.09)	(0.01)	(0.27)
Total dividends and distributions to shareholders	(2.99)	(0.91)	(0.76)	(0.76)	(0.74)
Redemption fees retained by the fund	0.00 [b]	—	—	—	—
Net increase (decrease) in net asset value	(1.99)	2.53	3.01	(0.28)	0.85
Net asset value, end of year	$14.72	$16.71	$14.18	$11.17	$11.45
Total investment return[c]	5.95%	24.92%	34.84%	4.01%	15.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$601.0	$716.6	$534.7	$228.6	$115.4
Ratio of expenses to average daily net assets	1.91%	1.92%	1.94%	1.97%	2.04%
Ratio of net investment income to average daily net assets	1.34%	1.94%	2.89%	2.97%	4.31%
Portfolio turnover rate	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the year.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2005	2004	2003	2002	2001
Net asset value, beginning of year	$17.48	$14.76	$11.55	$11.81	$10.78
Income from investment operations:
Net investment income	0.42 [a]	0.48 [a]	0.51 [a]	0.45	0.59
Net realized and unrealized gain on investments	0.81	3.29	3.54	0.16	1.18
Total from investment operations	1.23	3.77	4.05	0.61	1.77
Less dividends and distributions to shareholders from:
Net investment income	(0.37)	(0.39)	(0.47)	(0.76)	(0.57)
Net realized gain on investments	(2.59)	(0.47)	(0.28)	(0.10)	—
Tax return of capital	(0.18)	(0.19)	(0.09)	(0.01)	(0.17)
Total dividends and distributions to shareholders	(3.14)	(1.05)	(0.84)	(0.87)	(0.74)
Redemption fees retained by the fund	0.00 [b]	—	—	—	—
Net increase (decrease) in net asset value	(1.91)	2.72	3.21	(0.26)	1.03
Net asset value, end of year	$15.57	$17.48	$14.76	$11.55	$11.81
Total investment return	6.98%	26.20%	36.16%	5.03%	16.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$177.1	$163.3	$115.6	$36.9	$19.2
Ratio of expenses to average daily net assets	0.91%	0.92%	0.94%	0.97%	1.08%
Ratio of net investment income to average daily net assets	2.40%	3.07%	3.92%	3.99%	5.30%
Portfolio turnover rate	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the year.

b  Less than $0.005 per share.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is high current income. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly at the annual rate of 0.75% of the average daily net assets of the fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the fund.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.02% of the fund's average daily net assets. For the year ended December 31, 2005, the fund paid the advisor $331,342 in fees under this administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2005, the fund has been advised that the distributor received $88,118 in sales commissions from the sale of Class A shares and that the distributor also received $1,193,427 and $119,939 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $28,448 from the fund for the year ended December 31, 2005.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2005 totaled $410,343,002 and $750,894,174, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2005	2004
Ordinary income	$39,424,344	$41,667,169
Long-term capital gains	217,767,491	37,905,438
Tax return of capital	16,286,670	16,378,063
Total dividends and distributions	$273,478,505	$95,950,670

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	352,438,688
Gross unrealized depreciation	(9,632,230)
Net unrealized appreciation	$342,806,458
Cost for federal income tax purposes	$1,174,910,025

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to REIT short-term gain reclassed back to ordinary income for tax purposes. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $32,436, accumulated net realized gain was credited $25,543 and accumulated net investment income was credited $6,893. At December 31, 2005, the fund did not have any undistributed ordinary income or long-term capital gains.

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2005		For the Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
CLASS A:
Sold	10,583,940	$177,988,206	19,469,325	$300,116,099
Issued as reinvestment of dividends and distributions	4,177,626	65,723,212	1,432,033	23,193,697
Redeemed	(19,755,818)	(341,258,051)	(10,981,009)	(167,037,816)
Redemption fees retained by the fund[a]	—	127,946	—	177,880
Net increase (decrease)	(4,994,252)	$(97,418,687)	9,920,349	$156,449,860
CLASS B:
Sold	1,352,870	$21,117,459	2,404,804	$36,045,548
Issued as reinvestment of dividends and distributions	961,579	14,537,363	292,743	4,557,485
Redeemed	(4,414,102)	(72,511,030)	(3,371,110)	(50,082,396)
Redemption fees retained by the fund[a]	—	17,946	—	—
Net decrease.	(2,099,653)	$(36,838,262)	(673,563)	$(9,479,363)

a  The fund may charge a 1% redemption fee on shares sold within six months of the time of purchase.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2005		For the Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
CLASS C:
Sold	7,260,752	$115,693,403	13,269,586	$198,525,412
Issued as reinvestment of dividends and distributions	2,736,543	41,361,403	756,092	11,792,651
Redeemed	(12,065,525)	(198,522,986)	(8,854,645)	(130,554,622)
Redemption fees retained by the fund[a]	—	47,422	—	—
Net increase (decrease)	(2,068,230)	$(41,420,758)	5,171,033	$79,763,441
CLASS I:
Sold	3,929,384	$67,906,674	4,066,490	$64,692,683
Issued as reinvestment of dividends and distributions	1,614,111	25,911,212	472,677	7,784,679
Redeemed	(3,512,991)	(61,100,180)	(2,622,579)	(40,850,051)
Redemption fees retained by the fund[a]	—	13,600	—	—
Redeemed in kind[b]	—	—	(406,993)	(6,003,147)
Net increase	2,030,504	$32,731,306	1,509,595	$25,624,164

a  The fund may charge a 1% redemption fee on shares sold within six months of the time of purchase.

b  Certain shareholders of the fund were permitted to redeem shares in-kind.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

During the year ended December 31, 2005, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2005 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $1,086,869. Additionally, the fund designates long term capital gains distributions of $210,156,566 at the 15% rate and $7,610,925 at the 25% rate or the maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Advisory Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting called for the purpose of voting on the approval or continuation. At meetings held in person on September 19 and 20, 2005, the board, including the Independent Directors, discussed and unanimously approved the continuation of the Investment Advisory Agreement for a one-year term. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel, which included, among other things,

COHEN & STEERS REALTY INCOME FUND, INC.

fee, expense and performance information of the fund compared to other funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the Advisor, sales and redemption data for the fund and a memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also received a presentation by the Advisor on its investment philosophy with respect to the fund and the investment outlook for the fund. Additionally, the directors considered the services provided by the Advisor to other funds it advises that have similar objectives and strategies.

In addition, the board considered the education, background and experience of the personnel at the Advisor. They also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Advisor's experience in investing in real estate securities generally helped further the fund's objectives. Lastly, the directors noted the Advisor's ability to attract quality and experienced personnel. The directors concluded that the scope of services provided by the Advisor to the fund, including compliance and tax reporting requirements, was satisfactory in both nature and quality.

(ii) Investment performance of the fund and the Advisor: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group and benchmarks, as identified by Morningstar. The directors initially focused on materials provided by Morningstar, although they acknowledged the limited usefulness of the Morningstar peer group and benchmark due to the fund's income-oriented focus (including investments in REIT preferred securities) versus the total return focus of most other real estate funds and the inclusion of both no-load and load funds in the peer group. Nonetheless, the directors noted that the fund underperformed relative to the peer group and benchmark, but showed more competitive performance over longer-time periods. The directors also considered information provided by the Advisor illustrating that the fund's performance compared favorably against peer group funds with comparable yields. Further, the directors considered the fund's performance against other recognized and customized benchmarks and noted that the fund had continued to produce a high level of current income consistent with its mandate. The directors then found that the Advisor had the necessary expertise to manage the fund in accordance with its investment objectives and strategies. The directors also determined that the Advisor would continue to be an appropriate investment adviser for the fund and that fund performance, in light of all considerations noted above, was satisfactory.

COHEN & STEERS REALTY INCOME FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the directors considered the cost of the services provided by the Advisor. As part of their analysis, the directors gave substantial consideration to the comparative fee and expense ratio information provided by Morningstar. The directors considered the fees of the fund's peer group and noted that the fund paid a management fee, including both the advisory fee and administration fee, that was slightly above the peer group median. When taken separately, the fund paid an advisory fee that was at the peer group median and an administration fee that was below the median. The directors also noted that the fund's total expense ratio was slightly above the peer group average and median. The directors concluded that the fund's advisory fee and total expense ratio were reasonable.

The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The directors considered the level of the Advisor's profits and whether the profits were reasonable. The profitability analysis took into consideration fall out benefits from the Advisor's relationship with the fund, including fees paid to the Advisor under an administration agreement. The directors, considering the fund's overall performance and services provided, found that the profits realized by the Advisor from its relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that a breakpoint was in place with respect to the Advisor's advisory fee and they believed this breakpoint adequately resulted in any applicable economies of scale being passed on to shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Advisory Agreement to other contracts of the Advisor and compared the fees paid under the Investment Advisory Agreement to contracts of other investment advisers. The directors determined that the services and fees were reasonable when compared to those being offered under those other contracts.

The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The directors also noted the administrative services provided under the Administration Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, noting that these services were beneficial to the fund.

No single factor was determinative to the decision of the board. Rather, after weighing all of the reasons discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 52	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	17	1991 to present

Martin Cohen Age: 56	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	17	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 63	Director	Until next election of directors	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	2001 to present

George Grossman, Age: 52	Director	Until next election of directors	Attorney-at-law	17	1993 to present

Richard E. Kroon, Age: 63	Director	Until next election of directors	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	17	2004 to present

Richard J. Norman Age: 62	Director	Until next election of directors	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 62	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	2004 to present

Willard H. Smith Jr. Age: 69	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	1996 to present

C. Edward Ward, Jr. Age: 59	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl, Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of CSCM and CNS since 2004. Secretary of CSSL since 2006. Prior to that, Senior Vice President and General Counsel of CSCM and Assistant Secretary of the Cohen & Steers funds (since 1999) and Chief Legal Officer of CSSL (since 2002).	Since 2005

Jay J. Chen Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since August 2003 and Assistant Treasurer of CSSL since 2002. Prior to that, Vice President of CSCM.	Since 2005

John E. McLean Age: 34	Chief Compliance Officer and Assistant Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

John E. McLean
Chief compliance officer and assistant secretary

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, MA 02184
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$49,500	$45,500
Audit-Related Fees	4,500	3,000
Tax Fees	12,975	12,600
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$85,000	$62,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)                    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $102,475 and $83,600, respectively.

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin

Name:  Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

Name:

Adam M. Derechin

	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ Jay J. Chen

Name:

Jay J. Chen

	Title:	Treasurer
(principal financial officer)

Date: March 6, 2006